Exhibit 10.2

                           NORTHWARD VENTURES, INC.
                   Suite 880, 50 West Liberty Drive, Reno, Nevada  89501
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Klondike Bay Resources
326 Penman Avenue
Garson, Ontario P3L 1S5

July 15, 2003

ATTENTION:  Terry Loney
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RE:  Claims 1192645, 1192646, 1192647 Street Township, Sudbury Mining District,
--
Ontario, Canada

Dear Sirs,

Pursuant to an option agreement dated as of July 29, 2002, Klondike Bay Resources ("KB") granted to Northward Ventures, Inc., an option to acquire an interest in the Property (the "Agreement"). This letter confirms that in and for the sum of $1.00 Cdn., the receipt of which is hereby acknowledged, KB has agreed to amend the terms of the Agreement by deleting the reference to "July 31, 2003" in section 2.1(B) and inserting "November 30, 2003" , and further by deleting the reference to " July 31, 2003 in section 2.1(C) and inserting "November 30, 2003". The remainder of the Agreement shall remain in full force and effect.

Yours truly,

NORTHWARD VENTURES, INC.

Per: s// Michael Waggett

      Michael Waggett, President


The above is hereby confirmed and agreed as of the date first above written.

Klondike Bay Resources

Per: s// Terry Loney

      Terry Loney


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